UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 2, 2005

Cooper Tire & Rubber Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-04329	344297750
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio		45840
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	419-423-1321

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

We are furnishing our earnings release dated August 2, 2005 that is filed as Exhibit 99 as part of this Form 8-K.

Item 8.01 Other Events.

The Company also announced today that its audit committee has completed its review of Cooper Tire’s stockholder rights plan (Three-Year Independent Director Evaluation). Cooper Tire’s Audit Committee determined, after considering a number of factors, that the rights plan continues to be in the best interests of Cooper Tire & Rubber Company and its stockholders and should be maintained in its current form; July 20, 2005, the Board of Directors of Cooper Tire & Rubber Company adopted the Audit Committee’s recommendation.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

(99) Press Release dated August 2, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cooper Tire & Rubber Company

August 2, 2005	By:	Eileen B. White

Name: Eileen B. White
Title: Corporate Controller (Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

99	Press Release Dated August 2, 2005